UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2009

AVALON CAPITAL HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-32495	88-0441287
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Wilshire Blvd Suite 521 Beverly Hills, California		90211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
                                            310-967-0990

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our company” refer to Avalon Capital Holdings Corporation and our wholly owned subsidiary, Traders Development, LLC

Item 1.01 Entry into a material definitive agreement

On April 13, 2009, Traders Development, LLC entered into an exclusive license agreement with FXCM Systems, LLC for the exclusive licensing of its software trading platforms to FXCM Systems, LLC.  We receive a royalty payment based on trading volume executed through the licensed software.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2009

	By:	/s/ Alex De Khtyar
Alex De Khtyar, President